SPECTRUM PHARMACEUTICALS, INC.
Pro Forma Consolidated Financial Statements
(Unaudited)
On March 1, 2019, Spectrum Pharmaceuticals, Inc. (the “Company”), completed the sale of its seven commercialized drugs, including FUSILEV ®, KHAPZORY™, FOLOTYN ®, ZEVALIN ®, MARQIBO ®, BELEODAQ ®, and EVOMELA ® (the “Product Portfolio”), to Acrotech Biopharma LLC, a Delaware limited liability company (the "Buyer"). Upon transaction closing, the Company received $158.8 million in an upfront cash payment (of which $4 million will be held in escrow for six months), and is entitled to receive up to an aggregate of $140 million for the Buyer's achievement of certain regulatory and sales-based milestones relating to this product portfolio (the "Acrotech Transaction").
The unaudited Pro Forma Consolidated Balance Sheet is presented below and was derived from the Company's historical consolidated financial statements, in order to give effect to the Acrotech Transaction as if it occurred on December 31, 2018. The unaudited Pro Forma Statements of Operations were derived from the historical consolidated financial statements in order to give effect to the Acrotech Transaction as if it occurred on January 1, 2016. The pro forma adjustments remove all of the assets, liabilities, and results of operations attributable to the Product Portfolio, and give effect to an adjustment to reflect the net cash proceeds, restricted cash, and gain from the Acrotech Transaction. The unaudited Pro Forma Consolidated Balance Sheet and the unaudited Consolidated Statements of Operations do not purport to be indicative of the results as of such date, or for such periods, nor are they necessarily indicative of future results that would have been obtained if the sale had been completed as of the dates indicated in the notes to these Pro Forma Consolidated Financial Statements.
The pro forma adjustments are based on the best information currently available and various assumptions that management believes are factually supportable, reasonable, and directly attributable to the Acrotech Transaction. These adjustments are expected to have a continuing impact on the Company's consolidated results; however, such adjustments are subject to change with additional information and analysis. The unaudited Pro Forma Consolidated Balance Sheet and the unaudited Pro Forma Consolidated Statements of Operations should be read in conjunction with the historical financial statements and notes thereto contained in the Company's 2018 Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission ("SEC") on February 28, 2019.

SPECTRUM PHARMACEUTICALS, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET
As of December 31, 2018
(In thousands, except share and per share amounts)
(Unaudited)

	Historical	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$157,480	$154,764	(a)	$312,244
Restricted cash	—	4,000	(a)	4,000
Marketable securities	46,508	—		46,508
Accounts receivable, net of allowance for doubtful accounts of $67	29,873	—		29,873
Other receivables	3,698	—		3,698
Inventories	3,550	(3,550)	(b)	—
Prepaid expenses and other assets	9,579	(2,006)	(b)	7,573
Total current assets	250,688	153,208		403,896
Property and equipment, net of accumulated depreciation	385	—		385
Intangible assets, net of accumulated amortization	111,594	(111,594)	(b)	—
Goodwill	18,061	(18,061)	(b)	—
Other assets	10,158	(2,970)	(b)	7,188
Total assets	$390,886	$20,583		$411,469
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and other accrued liabilities	$69,460	$—		$69,460
Accrued payroll and benefits	9,853	—		9,853
Contract liabilities	4,850	—		4,850
FOLOTYN development liability	2,311	(2,311)	(b)	—
Total current liabilities	86,474	(2,311)		84,163
FOLOTYN development liability, less current portion	9,686	(9,686)	(b)	—
Acquisition-related contingent obligations	4,345	(4,345)	(b)	—
Deferred tax liabilities	1,469	(1,469)	(e)	—
Other long-term liabilities	5,650	—		5,650
Total liabilities	107,624	(17,811)		89,813
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized; no shares issued and outstanding	—	—		—
Common stock, $0.001 par value; 300,000,000 shares authorized; 110,525,141 issued and outstanding at December 31, 2018	110	—		110
Additional paid-in capital	886,740	—		886,740
Accumulated other comprehensive loss	(3,702)	—		(3,702)
Accumulated deficit	(599,886)	38,394	(c)	(561,492)
Total stockholders’ equity	283,262	38,394		321,656
Total liabilities and stockholders’ equity	$390,886	$20,583		$411,469

SPECTRUM PHARMACEUTICALS, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
Year Ended December 31, 2018
(In thousands, except share and per share amounts)
(Unaudited)

	Historical	Pro Forma Adjustments		Pro Forma
		(d)
Revenues:
Product sales, net	$104,466	$(104,466)		$—
License fees and service revenue	4,867	(4,867)		—
Total revenues	109,333	(109,333)		—
Operating costs and expenses:
Cost of sales (excludes amortization of intangible assets)	26,756	(26,756)		—
Selling, general and administrative	90,700	(28,010)		62,690
Research and development	94,956	(19,799)		75,157
Amortization of intangible assets	28,098	(28,098)		—
Total operating costs and expenses	240,510	(102,663)		137,847
Loss from continuing operations	(131,177)	(6,670)		(137,847)
Other income (expense):
Interest expense, net	(340)	—		(340)
Change in fair value of contingent consideration related to acquisitions	1,927	(1,927)		—
Other income, net	9,580	—		9,580
Total other income	11,167	(1,927)		9,240
Loss from continuing operations before income taxes	(120,010)	(8,597)		(128,607)
(Provision) benefit for income taxes from continuing operations	(1)	30	(e)	29
Net loss from continuing operations	$(120,011)	$(8,567)		$(128,578)

Net loss per share from continuing operations:
Basic	$(1.16)	$(0.08)		$(1.24)
Diluted	$(1.16)	$(0.08)		$(1.24)

Weighted average shares outstanding:
Basic	103,305,911			103,305,911
Diluted	103,305,911			103,305,911

SPECTRUM PHARMACEUTICALS, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
Year Ended December 31, 2017
(In thousands, except share and per share amounts)
(Unaudited)

	Historical	Pro Forma Adjustments		Pro Forma
Revenues:		(d)
Product sales, net	$116,178	$(116,178)		$—
License fees and service revenue	12,189	(12,189)		—
Total revenues	128,367	(128,367)		—
Operating costs and expenses:
Cost of sales (excludes amortization of intangible assets)	42,859	(42,859)		—
Cost of service revenue	4,359	(4,359)		—
Selling, general and administrative	84,267	(19,508)		64,759
Research and development	65,895	(14,370)		51,525
Amortization of intangible assets	27,647	(27,647)		—
Total operating costs and expenses	225,027	(108,743)		116,284
Loss from continuing operations	(96,660)	(19,624)		(116,284)
Other (expense) income:
Interest expense, net	(6,798)	—		(6,798)
Change in fair value of contingent consideration related to acquisitions	(4,957)	4,957		—
Other income, net	389	—		389
Total other income (expenses)	(11,366)	4,957		(6,409)
Loss from continuing operations before income taxes	(108,026)	(14,667)		(122,693)
Benefit for income taxes from continuing operations	16,778	(5,233)	(e)	11,545
Net loss from continuing operations	$(91,248)	$(19,900)		$(111,148)

Net loss per share from continuing operations:
Basic	$(1.07)	$(0.24)		$(1.31)
Diluted	$(1.07)	$(0.24)		$(1.31)

Weighted average shares outstanding:
Basic	85,115,592			85,115,592
Diluted	85,115,592			85,115,592

SPECTRUM PHARMACEUTICALS, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
Year Ended December 31, 2016
(In thousands, except share and per share amounts)
(Unaudited)

	Historical	Pro Forma Adjustments		Pro Forma
Revenues:		(d)
Product sales, net	$128,596	$(128,596)		$—
License fees and service revenue	17,848	(17,848)		—
Total revenues	146,444	(146,444)		—
Operating costs and expenses:
Cost of sales (excludes amortization of intangible assets)	27,953	(27,953)		—
Cost of service revenue	7,890	(7,890)		—
Selling, general and administrative	88,418	(28,096)		60,322
Research and development	59,123	(16,688)		42,435
Amortization of intangible assets	25,946	(25,946)		—
Total operating costs and expenses	209,330	(106,573)		102,757
Loss from continuing operations	(62,886)	(39,871)		(102,757)
Other (expense) income:
Interest expense, net	(9,435)	—		(9,435)
Change in fair value of contingent consideration related to acquisitions	(649)	649		—
Other income, net	887	—		887
Total other (expense) income	(9,197)	649		(8,548)
Loss from continuing operations before income taxes	(72,083)	(39,222)		(111,305)
Benefit for income taxes from continuing operations	2,313	(96)	(e)	2,217
Net loss from continuing operations	$(69,770)	$(39,318)		$(109,088)

Net loss per share from continuing operations:
Basic	$(0.96)	$(0.54)		$(1.50)
Diluted	$(0.96)	$(0.54)		$(1.50)

Weighted average shares outstanding:
Basic	72,824,070			72,824,070
Diluted	72,824,070			72,824,070

SPECTRUM PHARMACEUTICALS, INC.
NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Description of the Transaction and Basis of Presentation
The unaudited Pro Forma Consolidated Balance Sheet and the unaudited Pro Forma Consolidated Statements of Operations are derived from the historical Consolidated Financial Statements of the Company, which were included in its Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on February 28, 2019. In accordance with SEC rules and regulations, the unaudited Pro Forma Consolidated Balance Sheet was derived from the Company's historical consolidated financial statements in order to give effect to the Acrotech Transaction, as if it occurred on December 31, 2018. The unaudited Pro Forma Consolidated Statements of Operations were derived from the historical consolidated financial statements in order to give effect to the Acrotech Transaction as if it occurred on January 1, 2016.

Pro Forma Adjustments

(a) Represents cash proceeds received at the closing of Acrotech Transaction, of which $4 million is held in escrow.

(b) Represents the removal of the assets and liabilities related to the Product Portfolio from the unaudited Pro Forma Consolidated Balance Sheet.

(c) Represents the non-recurring estimated gain that would have been recorded if we had completed the Acrotech Transaction on December 31, 2018.

(d) Amounts reflect the pro forma effect of eliminating the results of operations of the Product Portfolio for the years ended December 31, 2018, 2017, and 2016, respectively, from the presentation of continuing operations in these unaudited Pro Forma Consolidated Statements of Operations.

(e) The pro forma benefit for income taxes from continuing operations for the years ended December 31, 2018, 2017, and 2016, respectively, was computed under the “with-and-without” approach. Under the “with-and-without” approach, the pro forma income tax expense or benefit was determined by excluding the tax effects of tax adjustments solely attributable to the assets and liabilities of the Product Portfolio. The pro forma adjustments represent the removal of these amounts for the years ended December 31, 2018, 2017, and 2016, respectively, from the unaudited Pro Forma Consolidated Statements of Operations, and the removal of deferred tax liabilities from the unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2018, associated with intangible assets of the Product Portfolio.